UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12.

Nationwide Financial Services, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nationwide Financial Services, Inc.
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 7, 2008

You can view the annual report and proxy statement for Nationwide Financial Services, Inc. at: http://bnymellon.mobular.net/bnymellon/nfs

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Dear Shareholder:

The 2008 annual meeting of shareholders of Nationwide Financial Services, Inc., or “NFS,” will be held at the home office of NFS located at One Nationwide Plaza, Columbus, Ohio 43215, on Wednesday, May 7, 2008 at 1:30 p.m.

Proposals to be considered at the annual meeting:
1. To elect the Class II directors to serve until the 2011 annual meeting of shareholders;
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008; and
3. To transact such other business as may properly come before the annual meeting of shareholders or any adjournments thereof.
Our board of directors recommends a vote “FOR” Items 1 and 2.

The board of directors has fixed the close of business on March 10, 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof.

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. Please have this card in hand when you request materials	g

Shareholders of record as of the record date are encouraged and cordially invited to attend the annual meeting. You may find directions to attend the annual meeting on our website, www.nationwide.com.

The following proxy materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/nfs

• the NFS 2008 proxy statement;

• the proxy card;

• the NFS annual report for the year ended December 31, 2007; and

• any amendments to the foregoing materials that we are required to furnish to our shareholders.

If you would like to receive a paper or e-mail copy of these documents, you must request them. We will mail the documents to you at no charge. Please make sure you request a copy as instructed below on or before April 22, 2008 to facilitate a timely delivery.

To request a paper copy of the proxy materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/nfs.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST HAVE THIS CARD IN HAND WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The proxy materials for Nationwide Financial Services, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/nfs

Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.